Exhibit 10.11

Loan Contract

This Loan Contract (hereinafter referred to as the Contract) is signed by the following Parties in Shanghai, People’s Republic of China on August 23, 2019:

Lender: CDP Information Technology (Shanghai) Co., Ltd.

Address: Room 676-19, Building 2, No. 351, Guoshoujing Road, China (Shanghai)

Pilot Free Trade Zone

Legal Representative: WEI WANG

Borrower: Qiuwen WANG

ID card No.: [            ]

The Lender and the Borrower are hereinafter referred to individually as one Party and collectively as the Parties.

Whereas:

1

On the signing date of the Contract, the Borrower holds 95% equity interests in Shanghai Caishuo Talent Information Consulting Co., Ltd. (hereinafter referred to as the Borrower’s Company). All equity interests held by the Borrower in the Borrower’s Company currently and in the future are collectively referred to as the Borrower’s Equity;

2	The Lender agrees to provide the Borrower with a loan of RMB19 million for the purpose specified in this Contract.

In WITNESS WHEREOF, the Parties hereto, through friendly negotiations, have entered into the Contract as follows:

Upon mutual discussion and negotiation, the Parties hereby conclude the following agreement:

Clause 1 Borrowings

1.1

In accordance with the Contract, the Lender and the Borrower confirm that the Borrower respectively obtained a loan of RMB50,000 from the Lender on March 4, 2008, a loan of RMB450,000 from the Lender on December 23, 2008, a loan of RMB500,000 from the Lender on January 14, 2013, and a loan of RMB 18 million from the Lender on January 16, 2018 (collectively referred to as the Loans). The term of the Loans shall be from the effective date of the Contract to June 4, 2028, and may be extended with the unilateral written consent of the Lender. The Borrower shall not repay the Loans in advance within the term of the Loans or the extended term of the Loans without prior written notice from the Lender. In case of any of the following circumstances during the term of the Loans or during the extended term of the Loans, the Borrower shall immediately repay the Loans in advance:

1.1.1	Upon expiry of the 30-day period after the Borrower receiving a written notice from the Lender requesting repayment thereof;

1.1.2	Where the Borrower dies, has no capacity for civil conduct or has limited capacity for civil conduct;

1.1.3	Where the Borrower commits or is involved in any criminal activities;

1.1.4

In accordance with applicable laws of China, any foreign investor may invest in the main business currently engaged in by the Borrower’s Company by means of controlling and / or sole proprietorship in China, relevant competent authorities in China begin to examine and approve such business, and the Lender decides to exercise any Exclusive Purchase Right as held in accordance with the Exclusive Purchase Right Contract signed by both Parties and the Borrower’s Company on June 4, 2008 and any instruments, documents or provisions modifying, supplementing, superseding and /or restating from time to time the same (hereinafter referred to as the Exclusive Purchase Right Contract).

1.2

The Borrower agrees to accept the aforesaid loan provided by the Lender, and hereby agrees and warrants that the loan shall be used to pay the registered capital of the Borrower’s Company. The Borrower shall not use the said amount for any other purpose except with the prior written consent of the Lender.

1.3

The Lender and the Borrower hereby agree and confirm that the method of repayment shall be: on the basis of the Lender’s right to purchase the Borrower’s equity under the Exclusive Purchase Right Contract, the Borrower transfers all or part of its equity in the Borrower’s Company to the Lender or the Lender’s designated party, and the Borrower shall use any proceeds (to the extent permitted by the laws of China) obtained by the Borrower through transferring the equity of the Company’s Borrower to repay the Loan to the Lender in accordance with the Contract, and all the repayments shall be made to the Lender in the manner specified by the Lender.

1.4

The Lender and the Borrower hereby unanimously agree and confirm, subject to the permission by the applicable laws, the Lender shall have the right, but not the obligation, at any time to purchase or appoint another person (legal person or natural person) to purchase all or part of the Borrower’s equity at the purchase price specified in the Exclusive Purchase Right Contract.

1.5

The Borrower also undertakes to sign an irrevocable Power of Attorney (hereinafter referred to as the Power of Attorney), to authorize the Lender or a legal person or natural person designated by the Lender to exercise all the rights of the Borrower as the shareholder of the Borrower’s Company on behalf of the Borrower.

1.6

When the Borrower transfers the equity held by the Borrower to the Lender or the person designated by the Lender, if the transfer price of the equity is equal to or lower than the principal of the loan hereunder, the loan hereunder shall be deemed as an interest-free loan. Provided, however, that if the transfer price of the equity is higher than the principal of the loan hereunder, the part higher than the principal shall be deemed as the interest of the loan hereunder, which shall be repaid by the Borrower to the Lender.

1.7

The Lender shall provide unconditional financial support to the Borrower through this Agreement or other agreements. The Lender hereby irrevocably agrees that if the Borrower is unable (such as not permitted by the laws) to repay the Loan in accordance with this Agreement, the Lender shall waive the right to claim the repayment of the Loan from the Borrower.

Clause 2 Representations and Warranties

2.1	From the signing date of this Contract to the termination of this Contract, the Lender hereby makes the following representations and warranties to the Borrower:

2.1.1	The Lender is a company incorporated and validly existing under the laws of China;

2.1.2

The Lender has the right to execute and perform the Contract. The execution and performance of the Contract by the Lender comply with the business scope of the Lender and the Articles of Association or other organizational documents of the Lender, and the Lender has obtained all necessary and appropriate approvals and authorizations for the execution and performance of the Contract; and

2.1.3	Once signed, this Contract shall constitute legally valid and enforceable obligations of the Lender.

2.2	From the signing date of the Contract to the termination of the Contract, the Borrower hereby makes the following representations and warranties:

2.2.1	The Borrower has the right to execute and perform the Contract, and has obtained all necessary and appropriate approvals and authorizations for the execution and performance of the Contract;

2.2.2	Once signed, this Contract shall constitute legally valid and enforceable obligations of the Borrower; and

2.2.3

There are no disputes, litigations, arbitrations, administrative proceedings or any other legal proceedings relating to the Borrower, nor are there any potential disputes, litigations, arbitrations, administrative proceedings or any other legal proceedings relating to the Borrower.

Clause 3 Undertakings of the Borrower

3.1	The Borrower, in her capacity as a shareholder of the Borrower’s Company, irrevocably undertakes that during the term hereof, she will cause the Borrower’s Company to:

3.1.1

strictly comply with the provisions under the Exclusive Purchase Right Contract to which the Borrower’s Company is a party and the Exclusive Business Cooperation Agreement signed by the Borrower’s Company and the Lender on June 4, 2008 and any instruments, documents or provisions modifying, supplementing, superseding and /or restating from time to time the same (hereinafter referred to as the Exclusive Business Cooperation Agreement), and refrain from any act /omission sufficient to affect the validity and enforceability of the Exclusive Purchase Right Contract and the Exclusive Business Cooperation Agreement;

3.1.2

at the request of the Lender (or a party designated by the Lender), execute any contracts / agreements from time to time with the Lender (or a party designated by the Lender) in respect of the business cooperation, and ensure the strict performance of such contracts / agreements;

3.1.3	provide the Lender with all of the information on the Borrower Company’s business operations and financial condition at the request of the Lender;

3.1.4	immediately notify the Lender of the occurrence or possible occurrence of any litigations, arbitrations or administrative proceedings relating to the Borrower Company’s assets, business or income;

3.1.5	appoint any person designated by the Lender as a director of the Borrower’s Company at the request of the Lender;

3.2

The Borrower undertakes that during the term of this Contract, she shall: use her best efforts to enable the Borrower’s Company to engage in its major business, and the specific business scope shall be subject to the business license;

3.2.1

strictly comply with the provisions under the Contract to which the Borrower is a Party, the Power of Attorney signed by Borrower on June 4, 2008 and any instruments, documents or provisions modifying, supplementing, superseding and /or restating from time to time the same (hereinafter referred to as the Power of Attorney), the Equity Pledge Contract signed by the Borrower and the relevant parties on June 4, 2008 and any instruments, documents or provisions modifying, supplementing, superseding and /or restating from time to time the same (hereinafter referred to as the Equity Pledge Contract) and the Exclusive Purchase Right Contract, substantially perform its obligations under the Contract, the Power of Attorney, the Equity Pledge Contract and the Exclusive Purchase Right Contract, and refrain from any act/omission sufficient to affect the validity and enforceability of the Contract, the Power of Attorney, the Equity Pledge Contract and the Exclusive Purchase Right Contract;

3.2.2

not sell, transfer, mortgage or otherwise dispose of the legitimate or beneficial interests in the Borrower’s equity, or allow any other security interests to be created thereon, except as provided in the Equity Pledge Contract;

3.2.3

procure that the Shareholders’ Meeting and / or the Board of Directors of the Borrower’s Company will not approve the sale, transfer, mortgage or other disposal of the legitimate or beneficial interests of the Borrower’s equity without the prior written consent of the Lender, or allow any other security interest to be created thereon, except to the Lender or a person designated by the Lender;

3.2.4

procure that the Shareholders’ Meeting and / or the Board of Directors of the Borrower’s Company will not approve the merger or association of the Borrower’s Company with, or the acquisition of or investment in any person by the Borrower’s Company without the prior written consent of the Lender;

3.2.5	immediately notify the Lender of any litigations, arbitrations or administrative proceedings which will or may occur in connection with the Borrower’s equity;

3.2.6

to maintain her ownership of the Borrower’s equity, execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise all necessary and appropriate defense against all claims;

3.2.7	without the prior written consent of the Lender, refrain from any act and / or omission that may materially affect the assets, business and liabilities of the Borrower’s Company;

3.2.8	appoint any person designated by the Lender as a director of the Borrower’s Company at the request of the Lender;

3.2.9

subject to the permission by the laws of China, unconditionally and promptly transfer the Borrower’s equity to the Lender or its designated representative(s) at any time upon request of the Lender from time to time, and cause the other shareholders of the Borrower’s Company to waive their preemptive rights in respect of the equity transfer as referred to in this paragraph;

3.2.10

subject to the permission by the laws of China, procure that the other shareholders of the Borrower’s Company unconditionally and promptly transfer the shareholders’ equity to the Lender or its designated representative(s) at any time upon request of the Lender from time to time, and the Borrower hereby waives its preemptive rights in respect of the equity transfer as referred to in this paragraph;

3.2.11

in the event that the Lender purchases the Borrower’s equity from the Borrower in accordance with the Exclusive Purchase Right Contract, give priority to repayment of the loan to the Lender by using all such purchase price received by it; and

3.2.12

without the prior written consent of the Lender, not cause the Borrower Company to supplement, alter or modify its Articles of Association in any form, increase or decrease its registered capital, or change its equity structure in any form.

Clause 4 Liability for Breach of Contract

4.1

If the Borrower materially violates any of the provisions hereunder, the Lender shall have the right to terminate the Contract and claim any damages from the Borrower; this Section 4.1 shall not prejudice any other rights of the Lender hereunder.

4.2	Unless otherwise provided by law, the Borrower shall have no right to terminate or cancel this Contract under any circumstances.

4.3

Where the Borrower fails to perform its repayment obligations within the period specified in the Contract, the Borrower shall pay one ten-thousandth of the due but unpaid amount as overdue interest on a daily basis until the Borrower repays all loan principal, overdue interest and other amounts.

Clause 5 Notices

5.1

All notices and other communications required or sent hereunder shall be delivered by hand, registered mail, postage prepaid or by commercial courier service or facsimile to the following addresses of the Parties. Each notice shall also be sent by e-mail. The effective delivery date of any notice shall be determined as follows:

5.1.1	If the notice is delivered by hand, courier service or registered mail, postage prepaid, the effective delivery date shall be the date when the notice is sent.

5.1.2	If the notice is sent by fax, the effective delivery date shall be the date of successful transmission (as evidenced by automatically generated transmission confirmation information).

5.2	For the purpose of the notices, the addresses of the Parties are as follows:

Lender: CDP Information Technology (Shanghai) Co., Ltd.

Address: No. 1733, Lianhua Road, Shanghai

Attention: Wei WANG

Tel: +[                    ]

Borrower: Qiuwen WANG

Address: [            ]

Tel: [            ]

5.3	Any Party may change the address at which it receives the notices by giving a notice to the other Party from time to time in accordance with this Section.

Clause 6 Confidentiality Obligations

The Parties acknowledge and confirm that this Contract, the content of this Contract and any oral or written information exchanged between the Parties in connection with the preparation or performance of this Contract shall be deemed to be Confidential Information. Both Parties shall keep all such Confidential Information confidential and shall not disclose any Confidential Information to any third party without the written consent of the other Party, except as follows: (a) any information known or to be known to the public (other than through the receiving Party’s unauthorized disclosure); (b) any information required to be disclosed in accordance with applicable laws and regulations, stock trading rules, or any order of a government department or court; or (c) the information required to be disclosed by either Party to its shareholders, directors, employees, legal or financial advisers in respect of the transactions contemplated by this Contract, and such shareholders, directors, employees, legal or financial advisers are subject to the confidentiality obligations similar to those set forth herein. Any disclosure by a shareholder, director, employee of any Party or any institution hired by any Party shall be deemed as the breach of confidentiality by such Party which shall be liable for the breach of contract in accordance with this Contract.

Clause 7 Governing Laws and Dispute Settlement

7.1	The conclusion, validity, interpretation, performance, modification and termination of the Contract and the settlement of disputes shall be governed by the laws of China.

7.2

Any dispute arising out of the interpretation and performance of the Contract shall be settled by the Parties hereto first through friendly negotiations. If the dispute fails to be settled within 30 days after one Party gives a written notice to the other Party requesting settlement through negotiations, either Party may submit the relevant dispute to Shanghai International Economic and Trade Arbitration Commission (Shanghai International Arbitration Center) for arbitration conducted in accordance with its arbitration rules in force at that time. The arbitration shall be conducted in Shanghai in the language of Chinese. The arbitration award shall be final and binding upon both Parties.

7.3

When any dispute arises from the interpretation and performance of this Contract or any dispute is under arbitration, except for the matters in dispute, the Parties hereto shall continue to exercise their other rights hereunder and perform their other obligations hereunder.

Clause 8 Miscellaneous

8.1	The provisions of this Contract shall be deemed to be effective as of March 4, 2008 (if applicable).

8.2

The Lender has the right to determine in writing at its own discretion, the modification and supplement to any clause of this Contract. Once the Lender issues a written notice to modify or supplement this Contract, the other Party shall sign the modified or supplemented contract as required by the Lender. Any amendments and supplements to this Contract signed by both Parties shall be an integral part of this Contract and shall have the same legal effect as this Contract.

8.3

If any one or more provisions of this Contract are held to be invalid, illegal or unenforceable in any respect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Contract shall not be affected or impaired in any respect thereby. Both Parties shall, through consultations in good faith, seek to replace those invalid, illegal or unenforceable provisions with those which are valid to the maximum extent permitted by the laws and desired by both Parties. The economic effects of such valid provisions shall be as similar to those of the invalid, illegal or unenforceable provisions as possible.

8.4

Any obligation arising out of or becoming due under the Contract prior to the expiration or early termination of the Contract shall survive the expiration or early termination of the Contract. The provisions of Sections 4, 6, 7 and 8.6 of this Contract shall survive the expiration or early termination of the Contract.

[Signature Page Attached hereto]

In WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Loan Contract which shall come into effect immediately, as of the date first above written.

Lender: CDP Information Technology (Shanghai) Co., Ltd.

(Seal of CDP Information Technology (Shanghai) Co., Ltd.)

/s/ CDP Information Technology (Shanghai) Co., Ltd.

Borrower: Qiuwen WANG

/s/ Qiuwen Wang